UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 22464

Ironwood Multi-Strategy Fund LLC

(Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500

San Francisco, CA 94105

(Address of principal executive offices)(Zip code)

Jonathan Gans

Chief Executive Officer and President

c/o Ironwood Capital Management Corporation

One Market Plaza, Steuart Tower, Suite 2500

San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 777-2400

Date of fiscal year end: April 30

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to unit holders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is as follows:

Financial Statements

Ironwood Multi-Strategy Fund LLC
Year Ended April 30, 2012
With Report of Independent Registered Public Accounting Firm

Ironwood Multi-Strategy Fund LLC

Financial Statements

Year Ended April 30, 2012

Audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

Ironwood Multi-Strategy Fund LLC

We have audited the accompanying statement of assets and liabilities of Ironwood Multi-Strategy Fund LLC (the “Fund”) as of April 30, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for the year then ended and for the period from January 1, 2011 (commencement of operations) to April 30, 2011. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 2012, the results of its operations and its cash flows for the year then ended, and changes in its net assets for the year then ended and for the period from January 1, 2011 (commencement of operations) to April 30, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA

June 26, 2012

1

Ironwood Multi-Strategy Fund LLC

Statement of Assets and Liabilities

April 30, 2012

Assets
Investment in Ironwood Institutional Multi-Strategy Fund LLC, at fair value (cost $41,270,799)	$42,359,751
Cash	2,000,000
Prepaid investment in Ironwood Institutional Multi-Strategy Fund LLC	2,655,000
Total assets	47,014,751

Liabilities
Subscriptions received in advance	4,655,000
Account servicing fees payable	33,822
Total liabilities	4,688,822

Net assets	$42,325,929

Net assets consist of:
Paid-in capital	$41,280,533
Accumulated undistributed net investment loss	(43,556)
Net unrealized appreciation on investments	1,088,952
Net assets	$42,325,929

Net asset value per unit: 40,659.99 units issued and outstanding, no par value, 300,000 registered units	$1,040.97

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

2

Ironwood Multi-Strategy Fund LLC

Statement of Operations

Year Ended April 30, 2012

Investment income
Dividend income from Ironwood Institutional Multi-Strategy Fund LLC	$254,322
Total investment income	254,322

Expenses
Professional fees	165,429
Fund administrative fees	77,434
Account servicing fees	66,907
Directors’ fees	50,000
Other	75,454
Total expenses	435,224

Expenses waived and/or reimbursed by Investment Advisor	(367,517)
Net expenses	67,707

Net investment income	186,615

Unrealized gain from investment in Ironwood Institutional Multi-Strategy Fund LLC

Net change in unrealized appreciation on investment in Ironwood
Institutional Multi-Strategy Fund LLC	1,084,490
Net increase in net assets resulting from operations	$1,271,105

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

3

Ironwood Multi-Strategy Fund LLC

Statements of Changes in Net Assets

		Period From
		January 1,
	Year Ended	2011* to
	April 30, 2012	April 30, 2011

Net increase in net assets resulting from operations
Net investment income (loss)	$186,615	$(120)
Net change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	1,084,490	4,462
Net increase in net assets resulting from operations	1,271,105	4,342

Distributions to Members
Distributions from net investment income	(231,162)	–
Decrease in net assets from distributions to Members	(231,162)	–

Member transactions
Subscriptions (representing 40,339.28 and 100.00 Units, respectively)	40,961,919	100,000
Reinvestment of distributions (representing 220.71 and 0 Units, respectively)	219,725	–
Net increase in net assets from Member transactions	41,181,644	100,000

Total increase in net assets	42,221,587	104,342
Net assets, beginning of period	104,342	–
Net assets, end of period	$42,325,929	$104,342

*	Commencement of operations

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

4

Ironwood Multi-Strategy Fund LLC

Statement of Cash Flows

Year Ended April 30, 2012

Operating activities
Net increase in net assets resulting from operations	$1,271,105
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	(1,084,490)
Dividends reinvested in Ironwood Institutional Multi-Strategy Fund LLC	(254,322)
Purchases of investments in Ironwood Institutional Multi-Strategy Fund LLC	(40,916,477)
Increase in prepaid investment in Ironwood Institutional Multi-Strategy Fund LLC	(2,655,000)
Increase in account servicing fee payable	33,702
Net cash used in operating activities	(43,605,482)

Financing activities
Subscriptions, net of change in subscriptions received in advance	45,616,919
Dividend distributions	(11,437)
Net cash provided by financing activities	45,605,482

Net change in cash	2,000,000
Cash at beginning of year	–
Cash at end of year	$2,000,000

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

5

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements

April 30, 2012

1. Organization

Ironwood Multi-Strategy Fund LLC (“the Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010. The Fund commenced operations on January 1, 2011 and operates pursuant to the terms and conditions of the amended and restated limited liability company agreement (“the LLC Agreement”). While non-diversified for the Investment Company Act of 1940 (“the 1940 Act”) purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by investing substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC.

Ironwood Capital Management Corporation serves as the Fund’s investment adviser (“the Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Directors (“the Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (“the Advisers Act”). The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the LLC Agreement or unless and until required by law. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program, management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a “Feeder fund” in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (“the Master Fund”). The Master Fund has the same investment objective as the Fund. At April 30, 2012, the Fund’s investment in the Master Fund represented 38.39% of the Master Fund’s net assets. The financial statements of the Master Fund including the consolidated schedule of investments, are attached to this report and should be read with the Fund’s financial statements.

The Fund will offer up to $300 million in Units. Units are available for purchase on the first day of each month. Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Units on a best-efforts basis, subject to various conditions. Units were offered at a price equal to $1,000 per Unit on the initial date on which Units were sold and, thereafter, at the current net

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

6

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

1. Organization (continued)

asset value per Unit on the first business day of each month, plus any applicable sales charge. The Distributor has entered into, and may continue to enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Units.

Each prospective investor (and Members who subscribe for additional Units) is required to certify that the Units purchased are being acquired directly or indirectly for the account of either a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities and Exchange Commission Regulation D, or a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Advisers Act, as amended. The Fund and/or the Selling Agent may impose additional eligibility requirements for Members who purchase Units. The minimum initial investment is $50,000, subject to waiver by the Adviser to an amount not less than $25,000. The minimum subsequent investment is $10,000, subject to waiver by the Adviser. Members may purchase their Units only through a Selling Agent or directly from the Fund.

Investments may be subject to a sales charge (a “Sales Charge”) of up to 3.00%, subject to waiver or adjustment (i) for investment in Units by affiliates of the Adviser; (ii) for certain institutional investors who have previously invested in private investment vehicles managed by the Adviser; (iii) where a prospective Member is purchasing Units through a broker-dealer participating in the offering that has agreed to waive all or a portion of such Sales Charge for all investors purchasing Units through such broker-dealer; or (iv) where a broker-dealer has agreed to waive all or a portion of such Sales Charge for particular sub-sets of investors purchasing Units through such broker-dealer (i.e. where a particular broker-dealer has certain established “breakpoints” for investors making an investment above a certain threshold). The Sales Charge is in addition to the subscription price for Units and does not form a part of an investor’s investment in the Fund. All or a portion of the Sales Charge relating to Units is paid directly to the Selling Agent that assisted in the placement of such Units.

The Board, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Members’ Units (each, an “Offer”) at net asset value per Unit on a repurchase date pursuant to an Offer. Any offer to repurchase Members’ Units will only be made to Members at the same time as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including the Fund. In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests, and the number of Units that will be the subject of such Offer, the Board will

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

7

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

1. Organization (continued)

consider, among other things, the recommendation of the Adviser. In an Offer, the Board may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased. Each such repurchase offer will generally apply to up to 10% of the net assets of the Fund. The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members semi-annually on each June 30 and December 31 (a “Repurchase date”) (or if such date is not a business day, on the immediately preceding business day). A Member who tenders for repurchase of such Member’s Units during the first year following such Member’s initial capital contribution will be subject to a fee of 5% of the value of the Units repurchased by the Fund, payable to the Fund. The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the early repurchase fee. Any such waiver does not imply that the early repurchase fee will be waived at any time in the future. Members who tender a portion of their Units, up to 95% of such Member’s Units (defined as a specific dollar value in their Offer Acceptances (“Offer Acceptances”)), and which portion is repurchased by the Fund, will receive the specified dollar amount equal to the net asset value of such Units repurchased by the Fund. Promptly after the Repurchase Date, each Member whose Units or portion thereof have been repurchased will be given a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s repurchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member, including any Advisory Fee allocable to such Units via the Fund’s investment in the Master Fund). The note will entitle the Member to be paid within 90 calendar days after the Repurchase Date (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Fund, such Member shall receive cash or a non-interest bearing, non-transferable promissory note issued by the Fund in an amount equal to 95% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units via the Fund’s investment in the Master Fund), which will be paid on or prior to the Payment Date (an “Initial Payment”); and a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to up to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

8

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

1. Organization (continued)

as of the Repurchase Date (the “Subsequent Payment”). Following the later of the completion of the Fund’s annual audit or such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment will be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final audited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date and the as adjusted Subsequent Payment will be paid to such Member.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s Units held in the Master Fund valued at their per Unit net asset value. Valuation of Investment Funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in the Master Fund’s net asset value is included in net change in unrealized appreciation/depreciation in the statement of operations. Realized gain (loss) from investment in the Master Fund is calculated using the specific identification methodology.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

9

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income dividends and capital gains distributions received by the Fund from the Master Fund are automatically reinvested in additional Units of the Master Fund, to the extent that the Fund’s investors have elected to reinvest dividends in accordance with the Master Fund’s dividend reinvestment plan.

Income Taxes

The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of April 30, 2012. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax benefits in interest expense and penalties in other expenses in the statement of operations. Generally, tax authorities can examine all tax returns filed for the last three years.

The Fund has a tax year that ends on December 31.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carry forwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Fund had no unused capital losses available for federal income tax purposes.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

10

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

At April 30, 2012, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$41,270,799
Gross tax unrealized appreciation	$1,088,952
Gross tax unrealized depreciation	$–
Net tax unrealized appreciation/depreciation on investments	$1,088,952

Permanent differences, primarily due to current year distribution in excess of earnings and profits, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2011:

Accumulated/undistributed net investment income (loss)	$1,111
Paid-in-capital	$(1,111)

Distribution of Income and Gains

The Fund declares and pays dividends annually, as of December 1, from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Master Fund generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (PFICs). As such, the Fund expects that distributions generally will be taxable as ordinary income to the Members.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

Distributions paid from:
Ordinary income	$231,162
Long-term capital gain	$–

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

11

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

For the year ended December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized depreciation	$(518,097)

Dividend Reinvestment Plan

Each Member whose Units are registered in its own name will have all income, dividends and capital gains distributions automatically reinvested in additional Units unless such Member specifically elects to receive all income, dividends and capital gain distributions in cash.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 establishes common requirements of, and disclosure about, fair value between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 expands the qualitative and quantitative disclosure requirements for fair value measurements categorized within Level 3 of the fair value hierarchy, and requires a description of the valuation processes in place and the sensitivity of the fair value to changes in unobservable inputs. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The Fund is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

3. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the statement of assets and liabilities.

The units of account that are valued by the Fund are its Units in the Master Fund and not the underlying holdings of the Master Fund. Thus, the inputs used by the Fund to value its investment in the Master Fund may differ from the inputs used to value the underlying holdings of such Master Fund.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

12

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

4. Advisory Fee, Related Party Transactions and Other

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund under an administrative services agreement.

The Fund incurs all ongoing ordinary administrative and operational costs of the Fund and certain expenses indirectly via its investment in the Master Fund, including accounting and administrative, custodian and advisory expenses. The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) and the Master Fund whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses and the Fund’s pro-rata share of the Master Fund’s monthly expenses (excluding taxes, brokerage commissions, interest expenses incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, the Advisory Fee and the Account Servicing Fee paid by the Master Fund and the Fund) to the extent necessary to ensure that the monthly expenses of the Fund will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement. The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus. Expenses in excess of the Expense Limitation, as waived and/or reimbursed by the Adviser for the year ended April 30, 2012, were $367,517 and are subject to recoupment by the Adviser from the Fund for future years as described above.

The Fund pays to the Adviser an account servicing fee (the “Account Servicing Fee”). The Account Servicing Fee will accrue monthly at a rate equal to 0.0292% (a 0.35% annual rate) of the net asset value of each Member’s Units as of the close of business on the last calendar day of each month. The Account Servicing Fee is payable in arrears as of the last calendar day of the applicable quarter. The Adviser may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee, relating to Units, to a Selling Agent that assisted in the servicing of accounts.

As of April 30, 2012, a Director of the Fund held 0.25% of the Units in the Fund.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

13

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

5. Financial Highlights

The following represents per Unit data, ratios to average net assets and other financial highlights information for Members:

	Year Ended April 30, 2012	Period from January 1, 2011* to April 30, 2011

For a Unit outstanding throughout the period:
Net asset value, beginning of period	$1,043.42	$1,000.00
Net investment income (loss)(a)	7.07	(1.20)
Net change unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC(a)	0.18	44.62
Net increase in net assets resulting from operations	7.25	43.42
Distributions paid:
Net investment income	(9.70)	–
Net asset value, end of period	$1,040.97	$1,043.42

Total return(b)	0.74%	4.34%

Ratio of total expenses to average net assets before expense waivers and reimbursements(c)	2.29%	0.35%
Ratio of total expenses to average net assets after expense waivers and reimbursements(c)	0.36%	0.35%
Ratio of net investment income (loss) to average net assets after expense waiver and reimbursements	0.98%	(0.35)%

Net assets, end of period (in thousands)	$42,326	$104

(a)	Per share data for income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.
(b)	Total return assumes a subscription of a Unit in the Fund at the beginning of the period indicated and a repurchase of the Unit on the last day of the period, and assumes investment of all distributions during the period.
(c)	Ratios do not reflect the Fund’s proportionate share of the expenses of the Master Fund
*	Commencement of operations

The above ratios and total return have been calculated for the Members taken as a whole. Ratios for the period from January 1, 2011 to April 30, 2011, have been annualized.

An individual Member’s return and ratios may vary from these returns and ratios, due to the timing of Unit transactions.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

14

Ironwood Multi-Strategy Fund LLC

Notes to Financial Statements (continued)

6. Subsequent Events

Effective May 1, 2012, the account servicing fee changed from 0.35% per annum to 0.75% per annum and the Master Fund will no longer be required to pay a 0.40% account servicing fee to the Investment Adviser.

For the period May 1, 2012 to June 26, 2012 the Fund confirmed subscriptions of approximately $8,822,000 and no tenders.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

15

Consolidated Financial Statements

Ironwood Institutional Multi-Strategy Fund LLC
Year Ended April 30, 2012
With Report of Independent Registered Public Accounting Firm

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Financial Statements

Year Ended April 30, 2012

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

Ironwood Institutional Multi-Strategy Fund LLC

We have audited the accompanying consolidated statement of assets and liabilities of Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including the consolidated schedule of investments, as of April 30, 2012, and the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets for the year then ended and for the period from January 1, 2011 (commencement of operations) to April 30, 2011. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of April 30, 2012, by correspondence with the custodian, management of the investment funds, and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Fund at April 30, 2012, the results of its operations and its cash flows for the year then ended, and changes in its net assets for the year then ended and for the period from January 1, 2011 (commencement of operations) to April 30, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, PA

June 26, 2012

1

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Assets and Liabilities

April 30, 2012

Assets
Investments in investment funds, at fair value (cost $103,454,442)	$109,085,009
Cash	4,996,928
Prepaid investments in investment funds	6,800,000
Redemptions receivable from investment funds	225,067
Other assets	616
Total assets	121,107,620

Liabilities
Payable on credit facility	4,985,887
Subscriptions received in advance from Ironwood Multi-Strategy Fund LLC	2,655,000
Subscriptions received in advance	1,567,000
Subscription payable to investment funds	1,103,844
Advisory fee payable	302,403
Account servicing fee payable	100,785
Accrued expenses	62,991
Total liabilities	10,777,910

Net assets	$110,329,710

Net assets consist of:
Paid-in capital	$107,077,589
Accumulated undistributed net investment loss	(2,212,067)
Accumulated net realized loss from investments	(166,379)
Net unrealized appreciation on investments	5,630,567
Net assets	$110,329,710

Net asset value per unit: 105,596.60 units issued and outstanding, no par value, 300,000 registered units	$1,044.82

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

2

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Operations

Year Ended April 30, 2012

Expenses
Advisory fees	$777,677
Professional fees	302,945
Account servicing fees	259,226
Fund administrative fees	222,979
Interest expense	81,887
Directors’ fees	50,000
Other	140,359
Total expenses	1,835,073

Expenses waived and/or reimbursed by Adviser	(498,551)
Net expenses	1,336,522

Net investment loss	(1,336,522)

Realized and unrealized gain from investments
Net realized loss from investments in investment funds	(110,559)
Net change in unrealized appreciation on investments in investment funds	4,185,751
Net realized and unrealized gain from investments	4,075,192
Net increase in net assets resulting from operations	$2,738,670

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

3

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statements of Changes in Net Assets

		Period From
		January 1,
	Year Ended	2011* to
	April 30, 2012	April 30, 2011

Net increase in net assets resulting from operations
Net investment loss	$(1,336,522)	$(192,773)
Net realized gain (loss) from investments in investment funds	(110,559)	14,070
Net change in unrealized appreciation on investment funds	4,185,751	1,444,816
Net increase in net assets resulting from operations	2,738,670	1,266,113

Distributions to Members
Distributions from net investment income	(752,662)	–
Decrease in net assets from distributions to Members	(752,662)	–

Member transactions
Subscriptions (representing 76,773.00 and 29,799.82 Units, respectively)	78,231,020	29,863,346
Reinvestment of distributions (representing 734.79 and 0.00 Units, respectively)	733,351	–
Redemptions (representing 1,711.01 and 0.00 Units, respectively)	(1,750,128)	–
Net increase in net assets from Member transactions	77,214,243	29,863,346

Total increase in net assets	79,200,251	31,129,459
Net assets, beginning of period	31,129,459	–
Net assets, end of period	$110,329,710	$31,129,459

* Commencement of operations

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

4

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Statement of Cash Flows

Year Ended April 30, 2012

Operating activities
Net increase in net assets resulting from operations	$2,738,670
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized loss from investments in investment funds	110,559
Net change in unrealized appreciation on investments in investment funds	(4,185,751)
Purchase of investments in investment funds	(76,381,264)
Proceeds from sales of investments in investment funds	2,469,200
Increase in prepaid investments in investment funds	(6,650,000)
Increase in redemption receivable from investment funds	(225,067)
Increase in subscriptions payable to investment funds	1,103,844
Increase in other assets	(2)
Increase in advisory fee payable	267,618
Increase in account servicing fee payable	89,190
Increase in accrued expenses	55,743
Net cash used in operating activities	(80,607,260)

Financing activities
Subscriptions, net of change in subscriptions received in advance	82,383,020
Redemptions	(1,750,128)
Dividend distributions	(19,311)
Proceeds from credit facility	45,117,000
Repayments of credit facility	(40,131,113)
Net cash provided by financing activities	85,599,468

Net change in cash	4,992,208
Cash at beginning of year	4,720
Cash at end of year	$4,996,928

Supplemental disclosure of cash flow information
Interest paid	$81,887

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

5

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments

Year Ended April 30, 2012

					Next
	First				Available
	Acquisition			Percent of	Redemption
Description	Date	Cost	Fair Value	Net Assets	Date*	Liquidity**

Investment Funds
Cayman Islands:
Relative Value Multi-Strategy:
D.E. Shaw Composite International Fund	1/1/2011	$7,827,475	$8,046,981	7.30%	6/30/2012	Quarterly
HBK Offshore Fund II L.P.	1/1/2011	7,415,000	7,782,295	7.05	6/30/2012	Quarterly
FCOI II Holdings, L.P.	1/1/2011	3,125,000	3,279,737	2.97	12/31/2012	Annually
OZ Overseas Fund II, Ltd.	1/1/2011	2,802,500	2,925,229	2.65	3/31/2013	Annually
Hutchin Hill Capital Offshore Fund, Ltd.	1/1/2011	1,125,000	1,092,166	0.99	6/30/2012	Quarterly
Total Relative Value Multi-Strategy		22,294,975	23,126,408	20.96

Event-Driven Multi-Strategy:
Elliott International Limited	1/1/2011	6,825,000	7,158,687	6.49	12/31/2012	Semi-Annually
Mason Capital, Ltd	1/1/2011	5,335,000	5,321,856	4.82	12/31/2012	Annually
Magnetar Capital Fund II, Ltd.	1/1/2011	5,110,858	5,330,278	4.83	6/30/2012	Quarterly
Magnetar Global Event Driven Fund Ltd.	8/1/2011	4,000,000	4,169,845	3.78	6/30/2012	Quarterly
Eton Park Overseas Fund, Ltd.	1/1/2011	831,952	778,205	0.71	12/31/2012	Annually
Magnetar Equity Opportunities Ltd.	2/1/2011	100,000	129,997	0.12	5/31/2012	Monthly
Total Event-Driven Multi-Strategy		22,202,810	22,888,868	20.75

Equity Market Neutral:
Millennium International, Ltd.	1/1/2011	8,227,500	8,615,421	7.81	6/30/2012	Quarterly
Rosemont Offshore Fund, Ltd.	1/1/2011	4,930,000	5,128,610	4.65	6/30/2012	Quarterly
Citadel Global Equities Fund Ltd	8/1/2011	3,075,000	3,324,040	3.01	5/31/2012	Monthly
S.A.C. Capital International, Ltd.	1/1/2011	2,877,500	3,154,593	2.86	6/30/2012	Quarterly
Total Equity Market Neutral		19,110,000	20,222,664	18.33

Distressed:
Silver Point Capital Offshore Fund, Ltd.	1/1/2011	7,895,000	8,478,248	7.68	6/30/2012	Annually
Monarch Debt Recovery Fund, Ltd	1/1/2011	6,132,500	6,256,049	5.67	12/31/2012	Annually
Monarch Structured Credit Fund, Ltd Series II	9/1/2011	1,975,000	2,157,753	1.96	12/31/2012	Other***
Monarch Structured Credit Fund, Ltd	1/1/2011	1,610,000	1,725,184	1.56	6/30/2012	Other***
Cerberus International SPV, Ltd.	3/1/2012	1,504,645	1,967,259	1.78		Other*****
Total Distressed		19,117,145	20,584,493	18.65

Credit Opportunities:
GSO Special Situations Overseas Fund Ltd	1/1/2011	3,255,038	3,350,490	3.04	6/30/2012	Semi-Annually
Archview Offshore Fund Ltd	1/1/2011	865,000	884,384	0.80	6/30/2012	Quarterly
Total Credit Opportunities		4,120,038	4,234,874	3.84

Total Cayman Islands		86,844,968	91,057,307	82.53

6

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

Year Ended April 30, 2012

					Next
	First				Available
	Acquisition			Percent of	Redemption
Description	Date	Cost	Fair Value	Net Assets	Date*	Liquidity**

Investment Funds (continued)
Bermuda:
Relative Value Multi-Strategy:
Citadel Kensington Global Strategies Ltd.	1/1/2011	$6,785,000	$7,820,717	7.09%	6/30/2012	Quarterly****

Event-Driven Multi-Strategy:
Perella Weinberg Partners Xerion Offshore Fund Ltd.	1/1/2011	892,188	758,846	0.69	6/30/2012	Quarterly

Total Bermuda		7,677,188	8,579,563	7.78

British Virgin Islands:
Event-Driven Multi-Strategy:
Perry Partners International, Inc.	1/1/2011	4,932,500	4,950,658	4.49	6/30/2012	Quarterly
Credit Opportunities:
King Street Capital, Ltd.	1/1/2011	2,702,508	2,796,519	2.53	6/30/2012	Quarterly

Total British Virgin Islands		7,635,008	7,747,177	7.02

Bahamas:
Distressed:
Cerberus International Ltd.	2/1/2011	1,297,278	1,700,962	1.54		Other*****

Total Bahamas		1,297,278	1,700,962	1.54

Total investments in Investment
Funds		$103,454,442	$109,085,009	98.87

Other assets, less liabilities			1,244,701	1.13
Net assets			$110,329,710	100.00%

7

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

Year Ended April 30, 2012

*	Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after April 30, 2012 that a redemption from a tranche is available without a redemption fee.
**	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Tranches may be subject to investor level gates. Redemption notice periods range from thirty to ninety days. Lock up periods range from twelve to thirty months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions or side pockets.
***	The Investment Funds will liquidate all of their assets and distribute proceeds during the twelve month period following the end of the Investment Fund’s investment period.
****	The portion of this investment determined to be quarterly capital is available for redemption quarterly. The portion of investment determined to be committed capital is locked up for 18 months from the date of contribution, at which point all committed capital can be redeemed. If committed capital is not redeemed after the lock up period, it is recommitted for 18 months. Approximately 78% of this investment is quarterly capital and the remaining 22% is committed capital.
*****	The Investment Funds do not have set redemption timeframes but are liquidating investments and making distributions at the Investment Funds’ management’s discretion.

Strategy Allocation	Percent of Net Assets

Relative Value Multi-Strategy	28.05%
Event-Driven Multi-Strategy	25.92
Distressed	20.20
Equity Market Neutral	18.33
Credit Opportunities	6.37
98.87%

Strategy Definitions

(1)	Relative Value Multi-Strategy. Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. An example of this type of strategy would be bond basis trading, which attempts to capture the difference between spreads on derivative credit instruments (e.g., swaps and futures) and spreads on closely matched (in terms of issuer and maturity) cash bonds. The values of the two aforementioned instruments converge at two important circumstances, i.e., at default and at maturity, and thus the basis between the two should generally be quite tight. Market distortions (e.g., structural imbalances, asset flows, leverages facilities, etc.) create this cash synthetic spread which the Investment Funds’ managers attempt to capture through relative value trading. Examples of other relative value strategies include capital structure arbitrage, convertible bond arbitrage, fixed income arbitrage and index arbitrage. Relative value multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.
(2)	Event-Driven Multi-Strategy. Event-driven strategies involve the assessment of how, when and if an announced transaction will be completed. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven trades include equity restructurings, spin-offs, sub trades, asset sales and liquidations. Event-driven multi-strategy hedge funds utilize more than one relative value strategy as part of their underlying business.
(3)	Distressed. Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities are attractive because of the market’s inaccurate assessment of the company’s future potential. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.
(4)	Equity Market Neutral. Equity market neutral strategies involve the purchase of a stock or baskets of stocks that is relatively underpriced, as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a “fundamental long/short” strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a “statistical arbitrage” strategy).

The Adviser selects investments only with long/short managers who use a “dollar balanced” approach, i.e., they would only short the same dollar value of stocks for which they are long.

(5)	Credit Opportunities. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt, and the short sale of overvalued subordinated unsecured debt, or common equity.

The accompanying notes are an integral part of these consolidated financial statements and should be read in conjunction therewith.

8

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

April 30, 2012

1. Organization

Ironwood Institutional Multi-Strategy Fund LLC (“the Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010. The Fund commenced operations on January 1, 2011, and operates pursuant to the terms and conditions of the amended and restated limited liability company agreement (“the LLC Agreement”). While non-diversified for the Investment Company Act of 1940 (“the 1940 Act”) purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by allocating capital among a number of pooled entities that are organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes. Each is managed by an independent investment adviser pursuant to relative value investment strategies or other techniques, and subject to various risks.

Ironwood Capital Management Corporation serves as the Fund’s investment adviser (“the Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Directors (“the Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (“the Advisers Act”). The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the LLC Agreement or unless, and until, required by law. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a “Master fund” in a “Master-Feeder” structure whereby a feeder fund invests substantially all of its assets in the Fund. At April 30, 2012, Ironwood Multi-Strategy Fund LLC, a feeder fund to the Fund, represented 38.39% of the Fund’s net assets.

The Fund will offer up to $300 million in Units. Units are available for purchase on the first day of each month. Foreside Fund Services, LLC acts as the distributor (“the Distributor”) of the Units on a best-efforts basis, subject to various conditions. Units were offered at a price equal to $1,000 per Unit on the initial date on which Units were sold and, thereafter, at the current net asset value per Unit on the first business day of each month, plus any applicable sales charge. The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Units.

9

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

1. Organization (continued)

Each prospective investor (and Members who subscribe for additional Units) is required to certify that the Units purchased are being acquired directly or indirectly for the account of either a natural person who is an “accredited investor”, as defined in Rule 501 of the Securities and Exchange Commission Regulation D, or a non-natural person that is a “qualified client”, as defined in Rule 205-3 of the Advisers Act, as amended. The Fund and/or the Selling Agent may impose additional eligibility requirements for Members who purchase Units. The minimum initial investment is $250,000, subject to waiver by the Adviser to an amount not less than $25,000. The minimum subsequent investment is $50,000, subject to waiver by the Adviser. Members may purchase their Units only through a Selling Agent or directly from the Fund.

Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.00%, subject to waiver or adjustment (i) for investment in Units by affiliates of the Adviser; (ii) for certain institutional investors who have previously invested in private investment vehicles managed by the Adviser; (iii) where a prospective Member is purchasing Units through a broker-dealer participating in the offering that has agreed to waive all or a portion of such Sales Charge for all investors purchasing Units through such broker-dealer; or (iv) where a broker-dealer has agreed to waive all or a portion of such Sales Charge for particular sub-sets of investors purchasing Units through such broker-dealer (i.e. where a particular broker-dealer has certain established “breakpoints” for investors making an investment above a certain threshold). The Sales Charge is in addition to the subscription price for Units and does not form a part of an investor’s investment in the Fund. All or a portion of the Sales Charge relating to Units is paid directly to the Selling Agent that assisted in the placement of such Units.

The Board, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to make a tender offer to repurchase Members’ Units (each, an “Offer”) at net asset value per Unit on a repurchase date. In determining whether the Fund should make an Offer to repurchase Units from Members in response to repurchase requests, and the number of Units that will be the subject of such Offer, the Board will consider, among other things, the recommendation of the Adviser. In an Offer, the Board may determine to cause the Fund to repurchase less than the full amount of Units that Members requested to be repurchased. Each such repurchase offer will generally apply to up to 10% of the net assets of the Fund. The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase Units from Members semi-annually on each June 30 and December 31 (a “Repurchase Date”) (or

10

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

1. Organization (continued)

if such date is not a business day, on the immediately preceding business day). A Member who tenders for repurchase such Member’s Units during the first year following such Member’s initial capital contribution will be subject to a fee of 5% of the value of the Units repurchased by the Fund, payable to the Fund. The Board may, in certain limited instances where the Board has determined that the remaining Members will not be materially and adversely affected or prejudiced, waive the imposition of the early repurchase fee. Any such waiver does not imply that the early repurchase fee will be waived at any time in the future. Members who tender a portion of their Units, up to 95% of such Member’s Units (defined as a specific dollar value in their Offer Acceptances (“Offer Acceptances”)), and which portion is repurchased by the Fund, will receive the specified dollar amount equal to the net asset value of such Units repurchased by the Fund. Promptly after the Repurchase Date, each Member whose Units or portion thereof have been repurchased will be given a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to be paid an amount equal to 100% of the unaudited net asset value of such Member’s repurchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member, including any Advisory Fee allocable to such Units). The note will entitle the Member to be paid within 90 calendar days after the Repurchase Date (a “Payment Date”).

If a Member has tendered for repurchase 95% or more of the Units held by such Member in an Offer Acceptance and 95% or more of such Member’s Units are repurchased by the Fund, such Member shall receive cash or a non-interest bearing, non-transferable promissory note issued by the Fund in an amount equal to 95% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to such Member’s Units, including any Advisory Fee allocable to such Units), which will be paid on or prior to the Payment Date (an “Initial Payment”); and a non-interest bearing, non-transferable promissory note issued by the Fund entitling such Member to up to the remaining 5% of the estimated unaudited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date (“the Subsequent Payment”). Following the later of the completion of the Fund’s annual audit, or such longer period as the Board in its discretion deems necessary to protect the interests of the remaining Members, the amount of the Subsequent Payment will be adjusted so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final audited net asset value of such Member’s Units being repurchased, determined as of the Repurchase Date and the as-adjusted Subsequent Payment will be paid to such Member.

11

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Basis of Consolidation

The Fund invests approximately 2.65% of its assets in Ironwood Multi-Strategy Fund Ltd., (the “CFC”) a Cayman Islands controlled foreign corporation which is wholly owned by the Fund. The CFC is used to invest in Investment Funds which do not allow United States entities to invest directly. The consolidated financial statements include the results of the Fund and CFC, after the elimination of all material intercompany balances and transactions.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Some values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

12

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

At April 30, 2012, approximately 0.02% of the Fund’s net assets were invested in side pockets maintained by the Investment Funds. Side pockets are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Management cannot estimate the timing of when side pockets will be liquidated.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to independently determine the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

If no value is readily available from an Investment Fund or if a value supplied by an Investment Fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. As of April 30, 2012, no investments were valued by the Adviser. In accordance with the LLC Agreement, the Adviser values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

13

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Cash

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insurable limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. As of April 30, 2012, the Fund holds cash accounts with entities that are affiliated with the Fund’s custodian and the Fund’s administrator.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ net asset values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the consolidated statement of operations. Realized gain (loss) from investments in Investment Funds is calculated using the specific identification methodology.

Income Taxes

The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of April 30, 2012. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax benefits in interest expense and penalties in other expenses in the consolidated statement of operations. Generally, tax authorities can examine all tax returns filed for the last three tax years.

The Fund has a tax year that ends on December 31.

14

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the Fund had available for federal income tax purposes unused capital losses that will not expire:

Short-term losses (no expiration)	$12,938

At April 30, 2012, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$105,235,140
Gross tax unrealized appreciation	$4,120,875
Gross tax unrealized depreciation	$(271,006)
Net tax unrealized appreciation/depreciation on investments	$3,849,869

Permanent differences, primarily due to the sale of marked-to-market passive foreign investment companies (“PFICs”) resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2011:

Accumulated/undistributed net investment loss	$69,890
Accumulated net realized loss	$(69,890)

Distribution of Income and Gains

The Fund declares and pays dividends annually, as of December 1, from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

15

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as PFICs. As such, the Fund expects that distributions generally will be taxable as ordinary income to the Members.

The tax character of distributions paid during the year ended December 31, 2011, was as follows:

Distributions paid from:
Ordinary income	$752,662
Long-term capital gain	$–

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$226,598
Accumulated capital losses	$(12,938)
Unrealized appreciation/depreciation	$(1,249,010)

Dividend Reinvestment Plan

Each Member whose Units are registered in its own name will have all income dividends and capital gains distributions automatically reinvested in additional Units unless such Member specifically elects to receive all income dividends and capital gain distributions in cash.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 establishes common requirements of, and disclosure about, fair value between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 expands the qualitative and quantitative disclosure requirements for fair value measurements categorized within Level 3 of the fair value hierarchy, and requires a description of the valuation processes in place and the sensitivity of the fair value to changes in unobservable inputs.  ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The Fund is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements.

16

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

3. Financial Instruments With Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s interest in these Investment Funds as reported by the Fund.

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the consolidated statement of assets and liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, with near term defined as one year from the date of measurement without paying an early redemption fee)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term as defined above)

17

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

Investments in Investment Funds are included in Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the underlying Investment Funds and their ability to liquidate their underlying investments. If the Fund has the ability to redeem its investment at the reported net asset valuation within one year of the measurement date (the “near term”), the investment is generally included in Level 2 of the fair value hierarchy. If the Fund does not know when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds.

The following is a summary of the fair value inputs used, by investment strategies of the Investment Funds, as of April 30, 2012 (amounts in thousands):

Investment Funds	Level 1	Level 2	Level 3	Total

Relative Value Multi-Strategy	$–	$21,214	$9,734	$30,948
Event-Driven Multi-Strategy	–	18,863	9,735	28,598
Distressed	–	8,734	13,552	22,286
Equity Market Neutral	–	16,942	3,280	20,222
Credit Opportunities	–	5,883	1,148	7,031
Total	$–	$71,636	$37,449	$109,085

18

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The following is a reconciliation by investment strategies of Investment Funds for which significant unobservable inputs (Level 3) were used in determining value (amounts in thousands):

	Investments in Investment Funds
	Relative Value Multi-Strategy	Event Driven Multi-Strategy	Distressed	Equity Market Neutral	Credit Opportunities	Total
Balance as of May 1, 2011	$4,285	$3,999	$3,642	$942	$1,762	$14,630
Purchases	7,773	7,188	15,656	5,831	2,900	39,348
Sales	–	–	(326)	–	–	(326)
Net realized gain	–	–	80	–	–	80
Net change in unrealized appreciation	626	240	969	122	14	1,971
Transfer to Level 2	(2,950)	(1,692)	(6,469)	(3,615)	(3,528)	(18,254)
Transfer from Level 2	–	–	–	–	–	–
Balance as of April 30, 2012	$9,734	$9,735	$13,552	$3,280	$1,148	$37,449

5. Prepaid Investments

Prepaid investments in Investment Funds represent amounts transferred prior to year-end to Investment Funds to be made effective May 1, 2012, pursuant to each Investment Fund’s operating agreements.

6. Advisory Fee, Related Party Transactions and Other

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee of 0.10% (1.20% on an annualized basis) of the Fund’s month end net asset value. The advisory fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The advisory fee is in addition to the asset-based management fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Members in the Fund. For the year ended April 30, 2012, the Fund incurred advisory fees of $777,677, of which $302,403 was payable to the Adviser at April 30, 2012.

19

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

6. Advisory Fee, Related Party Transactions and Other (continued)

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly.

The Bank of New York Mellon (the “Custodian”) serves as the custodian of the Fund. The Fund compensates the Custodian for providing custody services to the Fund.

The Fund pays to the Adviser an account servicing fee (the “Account Servicing Fee”). The Account Servicing Fee will accrue monthly at a rate equal to 0.0333% (a 0.40% annual rate) of the net asset value of each Member’s Units as of the close of business on the last calendar day of each month. The Account Servicing Fee is payable in arrears as of the last calendar day of the applicable quarter. The Adviser may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to Units to a Selling Agent that assisted in the servicing of accounts. The Fund pays all investment expenses, including, but not limited to, brokerage commissions (if any) and all other costs of executing transactions, interest expense, insurance expense, custodial expense, its expenses of the Investment Funds, including management fees to the investment advisors of the Investment Funds (generally ranging from 1.00% to 3.00% of assets under management) and performance fees or allocations to such Investment Fund Advisers (generally ranging from 20% to 35% of net profits) and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, taxes and any fees paid to the fund administrator or the regulatory and compliance administrator. The Fund will also directly pay any extraordinary operating expenses. The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs and communication expenses.

The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expenses incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, the Advisory Fee and the Account Servicing Fee paid by the Fund) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each Fiscal Period Closing during the term of the Expense Limitation Agreement (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed 3 years from the date on

20

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

6. Advisory Fee, Related Party Transactions and Other (continued)

which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the then-effective Prospectus. Expenses in excess of the Expense Limitation, as waived and/or reimbursed by the Adviser, for the year ended April 30, 2012, were $498,551 and are subject to recoupment by the Adviser from the Fund for future years as described above. An additional $370,119 from prior periods is also subject to recoupment.

Compensation to the Directors of the Fund during the year was $50,000. As of April 30, 2012, the Directors, the Adviser and employees, officers and affiliates of the Adviser held Units in the Fund as follows:

	Units	% of Net Assets

Directors	801.04	0.76%
Officers	111.74	0.11
The Adviser and employees	2,657.66	2.52
Total	3,570.44	3.39%

7. Credit Facility

The Fund maintains a secured credit agreement with Credit Suisse International for a revolving line of credit (the “Credit Facility”). The maximum availability under the Credit Facility is $5,000,000 subject to specific asset-based covenants. Borrowings are collateralized by certain assets of the Fund and bear interest at an annual rate of LIBOR plus 2.00%. Interest is accrued daily on any outstanding balance and, if not repaid on the interest accrual date, is automatically added to the principal amount of the loan. The Fund also pays a commitment fee of 1.00% based on the amount by which the maximum availability exceeds the outstanding loan balance. As of April 30, 2012, the rate in effect was approximately 2.47%. For the year ended April 30, 2012, the average borrowings and interest rate were $2,216,011 and 2.39%, respectively.

21

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

8. Financial Highlights

The following represents per Unit data, ratios to average net assets and other financial highlights information for Members:

	Year Ended April 30, 2012	Period from January 1, 2011* to April 30, 2011

For a Unit outstanding throughout the period:
Net asset value, beginning of period	$1,044.62	$1,000.00
Net investment loss(a)	(21.35)	(6.79)
Net realized gain (loss) and change in unrealized appreciation on investments in investment funds(a)	32.25	51.41
Net increase in net assets resulting from operations	10.90	44.62
Distributions paid
Net investment income	(10.70)	–
Net asset value, end of period	$1,044.82	$1,044.62

Total return(b)	1.09%	4.46%

Ratio of total expenses to average net assets before expense waivers and reimbursements(c)	2.85%	5.79%
Ratio of total expenses to average net assets after expense waivers and reimbursements(c)	2.07%	1.98%
Ratio of net investment loss to average net assets(d)	(2.07)%	(1.98)%

Portfolio turnover	3.92%	0.43%

Net assets, end of period (in thousands)	$110,330	$31,129

(a)	Per share data for income (loss) from investment operations is computed using the total of monthly income and expense divided by beginning of month shares.
(b)	Total return assumes a subscription of a Unit in the Fund at the beginning of the period and a repurchase of the Unit on the last day of the period, and assumes investment of all distributions during the period.
(c)	Ratios do not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(d)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.
*	Commencement of operations

The above ratios and total return have been calculated for the Members taken as a whole. Ratios for the period from January 1, 2011 to April 30, 2011, have been annualized.

An individual Member’s return and ratios may vary from these returns and ratios due to the timing of Unit transactions.

22

Ironwood Institutional Multi-Strategy Fund LLC

Notes to Consolidated Financial Statements (continued)

9. Subsequent Events

Effective May 1, 2012, the Fund will not be required to pay any account servicing fee to the Adviser.

For the period May 1, 2012 to June 26, 2012, the Fund confirmed subscriptions of approximately $12,514,000 and tenders of approximately $1,225,000.

23

Fund Management

The Fund's officers are appointed by the Directors and oversee the management of the day-to-day operations of the Fund under the supervision of the Board of Directors. One of the Directors and all of the officers of the Fund are officers or employees of the Ironwood Capital Management (the “Adviser” or “Ironwood”). The other Directors are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Directors (unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships

Disinterested Directors
Richard W. Meadows DOB: 1/9/1950	Independent Director	Since inception	Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price DOB: 6/26/1950	Independent Director	Since inception	Executive Vice President of mutual fund administration firm	2	0
Interested Directors*
Jonathan Gans DOB: 11/8/1971	President, Director, Chairman of the Board	Since inception	Chief Executive Officer and President of Ironwood	2	0

* Mr. Gans is deemed to be an “interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Officers (unaudited)

Set forth below is the name, date of birth, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2011. The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans DOB: 11/8/1971	Chief Executive Officer, President	Since inception	Chief Executive Officer and President of Ironwood Capital Management
Laurie Chatoff DOB: 8/5/1967	Treasurer	10/3/2011	Director of Finance of Ironwood Capital Management as of 10/3/2011 Previous: Consultant to Alternative Investment Clients
Alison Sanger DOB: 8/12/1971	Chief Compliance Officer	Since inception	Chief Operating Officer/ Chief Compliance Officer of Ironwood Capital Management
John Weaver DOB: 4/28/1974	Secretary	10/3/2011	Senior Vice President Operational Due Diligence of Ironwood Capital Management

Privacy Policy (unaudited)

Ironwood Institutional Multi-Strategy Fund LLC

Ironwood Multi-Strategy Fund LLC

PRIVACY STATEMENT

Ironwood Capital Management Corporation (“Ironwood”) believes that protecting the privacy of Ironwood Institutional Multi-Strategy Fund LLC and Ironwood Multi-Strategy Fund LLC investors’ nonpublic personal information (“personal information”) is of the utmost importance.  Personal information is nonpublic information about investors that is personally identifiable and that Ironwood obtains in connection with providing a financial product or service to investors.  For example, personal information includes information regarding each investor’s account balance and investment activity.  This statement describes the personal information that Ironwood collects about investors, and Ironwood’s treatment of that information.

Ironwood collects personal information about investors from the following sources:

(i)	Information it receives from investors in the investor certification; and

(ii)	Information about investors’ transactions with Ironwood, Ironwood Institutional Multi-Strategy Fund LLC, Ironwood Multi-Strategy Fund LLC, their affiliates or others (for example, account activity and balances).

Ironwood does not disclose any personal information it collects, as described above, about its customers or former customers to anyone other than in connection with the administration, processing and servicing of customer accounts or to its accountants, attorneys and auditors, or otherwise as permitted by law.

Ironwood restricts access to personal information it collects about investors to its personnel who need to know that information in order to provide products or services to investors.  Ironwood maintains physical, electronic and procedural controls in keeping with U.S. federal standards to safeguard investors’ nonpublic personal information.

Ironwood reserves the right to change this privacy notice, and to apply changes to information previously collected, as permitted by law.  Ironwood will inform investors of any changes as required by law.

Investors with questions on this policy may contact Ironwood at (415) 777-2400.

Item 2. Code of Ethics.

(a)	The Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Fund's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party.

(b)	No items to be disclosed pursuant to this paragraph.

(c)	There have been no amendments, during the period covered by this report, to a provision of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(d)	The Fund has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(e)	Not applicable

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Fund’s Board of Directors has determined that M. Kelley Price is qualified to serve as an audit committee financial expert serving on its Audit Committee and that he is “independent” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $25,000 for the fiscal year ended April 30, 2012, and $0 for the period from January 1, 2011 (commencement of operations) through April 30, 2011.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended April 30, 2012, and $0 for the period from January 1, 2011 (commencement of operations) through April 30, 2011.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $10,000 for the fiscal year ended April 30, 2012, and $0 for the period from January 1, 2011 (commencement of operations) through April 30, 2011, all of which required pre-approval by the Board’s Audit Committee.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,700 for the fiscal year ended April 30, 2012, and $0 for the period from January 1, 2011 (commencement of operations) through April 30, 2011.

(e) (1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which specifies the procedures and conditions under which services may be pre-approved. If the proposed service is not specifically included in the Pre-Approval Policy, it must be pre-approved on a case-by-case basis. The Audit Committee considers whether the proposed services would impair the auditor’s independence and whether the auditor is in the best position to provide the most effective and efficient service. The Audit Committee may delegate pre-approval authority to one or more of its members. A member to whom such authority is delegated must report all approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibility to pre-approve services to be performed by the Fund’s independent auditor.

The following services are considered pre-approved by the Audit Committee for the period ending April 30, 2012: audits of the Fund required by regulatory or statutory bodies; services associated with SEC registration statements, periodic reports and other documents filed with the SEC; consultation on accounting or disclosure treatment of transactions or events; assistance in dealing with and responding to the SEC or any other regulatory agency on financial matter; tax compliance, including the preparation of federal, state, local and international tax returns; tax planning and advice.

The Audit Committee must specifically approve audit engagement and estimated tax return preparation fees.

(e)(2) The percentage of series described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c) (7) (i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0

(c) 0

(d) 0

(f)	The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Fund's accountant for services rendered to the Fund, and rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for the last fiscal year of the Fund was $0.

(h)	The Fund’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to unit holders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

The Fund is a feeder fund in a “master-feeder’ structure whereby it invests all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund invests in other private investment funds (the “Underlying Funds”). As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds. Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

To the extent that the Master Fund receives notices or proxies from Underlying Funds (or to the extent the Master Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities to Ironwood. Ironwood will vote proxies and respond to investor consent requests in the best interests of the Master Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)           Ironwood will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)         election of directors (where there are no related corporate governance issues);

(B)          selection or reappointment of auditors; or

(C)          increasing or reclassification of common stock.

(ii)          Ironwood will generally vote against proposals that:

(A)         make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)         introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Ironwood shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund. In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to): (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund’s Form N-PX are available: (i) without charge, upon request, by calling the Fund at (415)-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager and Description of Role of Portfolio Manager(s)

The following information is as of June 30, 2012.

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund include Jonathan Gans, Frederick Gans and Benjamin Zack (the “Portfolio Managers”). The Portfolio Managers each serve on the Fund’s Investment & Risk Committee, which has ultimate authority for determining whether the Fund will invest in (or withdraw from) any particular investment. A unanimous vote of the Investment & Risk Committee is required for the Fund to take action with respect to any particular investment. Below are the names and biographical information of the Portfolio Managers.

Jonathan Gans is the Chief Executive Officer and President of Ironwood. He is a member of the firm’s Investment & Risk Committee, Management Committee and Valuation Committee. Mr. Gans joined Ironwood in 1996. Mr. Gans is responsible for all aspects of Ironwood’s operations in its role as general partner and investment adviser of the Ironwood investment funds. Prior to joining Ironwood, Mr. Gans was employed at St. Claire Capital Management, where he served as General Counsel and COO. His prior professional experience also includes positions at the SEC Division of Enforcement and Glenwood Financial Group. Mr. Gans is a member of the California State Bar, the California Bar’s Business Law Section and the American Bar Association. He earned a B.A. degree, cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law.

Frederick Gans is the founder and Chairman of Ironwood. He is a member of the firm’s Investment & Risk Committee and Management Committee. Since its inception in 1996, Mr. Gans has had responsibility for all aspects of Ironwood’s operations in its role as general partner and investment adviser of the Ironwood investment funds. Mr. Gans also co-founded the predecessor fund of Ironwood Partners L.P. in 1992. Mr. Gans was previously employed by Bear, Stearns & Co., Inc. in that firm’s San Francisco office. He became a limited partner of the firm in 1981, an Associate Director in 1985 and a Managing Director in 1988. He served as branch manager of the San Francisco office from 1985 to 1990 and again during part of 1995. From 1968 to 1979, Mr. Gans was employed as Vice President of Smith Barney and Co. in San Francisco where he serviced institutional and high-net worth individual accounts. Mr. Gans earned an A.B. degree in Mathematics from Western Reserve University, Cleveland, Ohio. He also received an M.S. degree in Statistics from Columbia University’s Graduate School of Business.

Benjamin Zack, FRM, joined Ironwood in 2004 and is a Managing Director and a member of the firm’s Investment & Risk Committee. Prior to joining Ironwood, Mr. Zack worked in the Health Care Investment Banking Group of Deutsche Banc Alex. Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives, including mergers and acquisitions, equity and debt issuances and restructurings. Mr. Zack earned a B.B.A. in Finance from the University of Texas at Austin and a M.B.A. in Finance from the Wharton School at the University of Pennsylvania. Mr. Zack has earned the designation of Financial Risk Manager – Certified by the Global Association of Risk Professionals.

(a)(2)(i-iii) Other SEC-Registered Investment Companies Managed as of April 30, 2012

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	1(1)	$110,330,000	0	$0
Jonathan Gans	1(1)	$110,330,000	0	$0
Benjamin Zack	1(1)	$110,330,000	0	$0

(1)	The other registered investment company managed by this portfolio manager is the Master Fund.

Other Pooled Investment Vehicles Managed as of April 30, 2012

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	16	$1.5 billion	0	$0
Jonathan Gans	16	$1.5 billion	0	$0
Benjamin Zack	16	$1.5 billion	0	$0

Other Accounts Managed as of April 30, 2012

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	0	$0	0	$0
Jonathan Gans	0	$0	0	$0
Benjamin Zack	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

The following actual and potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments:

1)	The Adviser also provides investment advisory services to other investment funds which utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”). The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Other Ironwood Funds.

2)	Preferential Terms. Ironwood, its affiliates or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Master Fund.

3)	Allocation of Investments with Underlying Funds Between Funds. Ironwood is also the investment adviser of the Other Ironwood Funds. To the extent practicable, Ironwood intends to select Underlying Funds for investment by the Master Fund that are managed by Underlying Advisers that advise parallel funds (the “Underlying Parallel Funds”) in which the Other Ironwood Funds have previously made an investment. In such event, if an Underlying Adviser has indicated that there is a capacity restriction on investment in the Underlying Fund applicable to both such Underlying Fund and the related Underlying Parallel Fund, Ironwood may, but does not generally expect to, give priority to the Other Ironwood Funds that have already allocated assets to such Underlying Parallel Fund.

4)	Directors, officers, and employees of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests.

(a)(3) Portfolio Manager Compensation Structure

The following information is as of June 30, 2012.

Jonathan Gans and Frederick Gans are employees and owners of Ironwood and are compensated by Ironwood. They receive fixed compensation, and as owners of Ironwood, receive quarterly shareholder distributions. They do not receive any additional compensation from the Fund for serving as portfolio managers of the Fund. Benjamin Zack is compensated by Ironwood and receives a combination of base compensation and discretionary compensation. Mr. Zack does not receive any additional compensation from the Fund. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite,” which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Zack may elect to defer a portion of the discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite.

(a)(4) Disclosure of Securities Ownership

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of April 30, 2012
Jonathan Gans	$100,001 to $500,000

(b) Not applicable

Item 9. Purchases of equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) , or this Item.

Item 11. Controls and Procedures.

(a) The Fund's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ironwood Multi-Strategy Fund LLC
By
/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date: July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date: July 9, 2012

By
/s/ Laurie Chatoff
Laurie Chatoff, Treasurer
(principal financial officer)

Date: July 9, 2012